SELIGMAN
                                --------o--------
                                     QUALITY
                                --------o--------
                                    MUNICIPAL
                                   FUND, INC.



                        -------------------------------






                        -------------------------------






                                     [LOGO]

                              THIRD QUARTER REPORT
                                  JULY 31, 1998



                      SELIGMAN QUALITY MUNICIPAL FUND, INC.
                                   MANAGED BY
                                [GRAPHIC OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                                                    CESQF3c 7/98

TO THE STOCKHOLDERS

During Seligman Quality Municipal Fund's third fiscal quarter, the US economy continued to grow, bringing its expansion into an unprecedented eighth year. Inflation was low, wages exceeded inflation, consumer spending remained strong, and the labor market was tight. However, as the quarter came to a close, some economic indicators suggested the start of a deceleration in the pace of economic growth. This expectation of slower growth, combined with the effects of the Asian financial crisis, was sufficient to subdue inflationary pressures, allowing the Federal Reserve Board to leave short-term interest rates unchanged.

   Throughout the period, the Asian financial crisis heightened investor demand for "safe haven" US fixed-income investments. Both foreign and domestic investors continued to prefer the safety and quality of US Treasury securities. Many overseas investors pulled assets out of foreign stock and bond markets in favor of these securities. This "flight to quality" caused the spread between long-term municipal bond yields and long-term US Treasury yields to narrow.

   Due to strong demand throughout the Fund's third fiscal quarter, municipal bond issuers took advantage of attractive long-term municipal yields. In fact, year-to-date, the supply of municipal issues rose by 49%. The sheer volume of bonds being underwritten compelled municipal issuers to price their deals at attractive yields, thereby preventing municipal yields from declining to the same extent as Treasury's. Nevertheless, the decline in yields led to a modest improvement in Seligman Quality Municipal Fund's net asset value.

   Early in the Fund's fourth fiscal quarter, global political and economic turmoil began to negatively impact equity markets throughout the world. The devaluation of the Russian ruble, the US military strikes on Afghanistan and Sudan, Japan's unresolved banking problems, the ongoing Asian financial crisis, and currency weakness in Latin America all combined to significantly pressure US equity prices. Most stock exchanges, currencies, and emerging markets suffered severe losses, and even US blue chips slid. There was sentiment that the bull market in stocks was facing its biggest test in years. If there is continued volatility in the equity markets, US investors may seek, with even greater zeal, the safety and quality of municipal bonds. Further, it is expected that municipal new-issue volume should begin to slow. Finally, the tax advantage offered by municipal bonds could also improve investor interest, as municipal securities offer a significant yield advantage compared to the after-tax returns of other investments.

   As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

   Seligman Quality Municipal Fund's 1998 Annual Meeting took place Thursday, May 21, 1998, in St. Louis, Missouri. All proposals as set forth in the proxy you received earlier in the year passed. For the complete results of the vote, please refer to page 7.

   Thank you for your confidence in Seligman Quality Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman
                                                     /s/ Thomas G. Moles
                                                     ----------------------
                                                     Thomas G. Moles
                                                     President
August 28, 1998

================================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


----------------------------------------









----------------------------------------
SELIGMAN MUNICIPALS TEAM: (FROM LEFT)
AUDREY KUCHTYAK, THERESA BARION, DEBRA
MCGUINNESS, (SEATED) EILEEN COMERFORD,
THOMAS G. MOLES (PORTFOLIO MANAGER)




WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN QUALITY MUNICIPAL FUND IN ITS THIRD FISCAL QUARTER OF 1998?

"During Seligman Quality Municipal Fund's third fiscal quarter, investors grew more concerned about the effects of the Asian financial crisis, and this heightened investor demand for `safe haven' US fixed-income investments. Thus far, the Asian crisis has actually countered inflationary pressures in the US. Depressed demand for consumer products throughout Asia led many overseas companies to flood the US with inexpensive imports, and the reduced cost of imported goods offset increasing wages in the tight labor market. Moreover, economic indicators throughout the period signaled that the pace of economic growth was slowing. These factors compelled the Federal Reserve Board to again leave short-term interest rates unchanged. We believe that the Fed is unlikely to change monetary policy until the economy exhibits signs of a sharp deceleration in growth.

   "Throughout the quarter, municipal bond issuers continued to take advantage of attractive long-term municipal yields, leading to a sharp increase in municipal underwriting. Year-to-date, the municipal bond supply rose 49%. The large volume of new bonds being underwritten caused issuers to price deals at higher yields to attract investors. This prevented municipal yields from declining to the same extent as Treasury yields. Long-term municipal bond yields declined slightly during Seligman Quality Municipal Fund's third fiscal quarter, which led to a modest improvement in the Fund's net asset value."


WHAT WAS YOUR INVESTMENT STRATEGY?

"As Seligman Quality Municipal Fund matures, the older portfolio holdings are approaching their optional call dates, resulting in increased reinvestment risk as yields decline. Given the enduring low interest rate environment, we have continued to focus on extending the call protection of the Fund. (A callable bond can be redeemed by the issuer, prior to maturity, on specified dates and at predetermined prices.)

   "Seligman Quality Municipal Fund directly benefited from the substantial increase in the volume of refunding bonds because several portfolio holdings were refunded by these new deals. In general, a refunding bond is issued to retire outstanding, higher-coupon bonds. When a bond is refunded, the total return performance is usually improved and its rating is often upgraded.

   "The historically low long-term interest rates reduced dividend yields, while the relative lack of volatility limited the price appreciation potential. Therefore, we placed additional emphasis on enhancing the relative value of the Fund. Through in-depth credit analysis and market research, the Seligman Municipals Team was able to identify and profit from opportunities and inefficiencies within the municipal bond marketplace."

================================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT IS THE OUTLOOK?

"By the end of Seligman Quality Municipal Fund's third fiscal quarter, municipal bonds were at their most attractive level, relative to Treasuries, in more than two years. This was the result of the narrowing of the yield spread between long-term municipal bonds and long-term Treasury bonds. Municipal securities, such as those held by Seligman Quality Municipal Fund, offer an even greater yield advantage when compared with the after-tax returns of other fixed-income investments. Going forward, we believe that municipal issuance should slow from the current pace. Therefore, we anticipate that municipal market performance should improve relative to the Treasury market."

INVESTMENT RESULTS PER COMMON SHARE
--------------------------------------------------------------------------------

TOTAL RETURNS*
FOR PERIODS ENDED JULY 31, 1998

                                                                       AVERAGE ANNUAL
                                                             ----------------------------------
                                                                                         SINCE
                                  THREE         NINE          ONE         FIVE         INCEPTION
                                 MONTHS        MONTHS        YEAR         YEARS        11/29/91
                                 ------        ------        -----        -----        --------
         Market Price**          4.06%          8.19%        8.96%        8.05%          7.80%

         Net Asset Value**       3.33           6.00         6.40         7.26           8.90

PRICE PER SHARE

                              JULY 31, 1998      APRIL 30, 1998      JANUARY 31, 1998    OCTOBER 31, 1997
                              -------------      --------------      -----------------   ----------------
         Market Price            $15.25              $14.875              $15.6875            $15.00

         Net Asset Value          15.29               15.02                15.41               15.35

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Nine Months Ended July 31, 1998

                                                            CAPITAL GAIN
                                                 ------------------------------------
                             DIVIDENDS PAID+      PAID        REALIZED    UNREALIZED
                             --------------      -------      --------    -----------
                                $0.6814           $0.269       $0.277       $1.610++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at July 31, 1998, was 5.94%, which is equivalent to a taxable yield of 8.74% based on the maximum federal tax rate of 39.6%.

       ------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.05% to 5.15%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of July 31, 1998.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (unaudited)                                                                          JULY 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                             FACE                                                              RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                          MOODY'S/S&P    MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------

ALASKA-- 2.1%             $  715,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 .............  Aaa/AAA      $    762,076
                           1,360,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6 1/2% due 6/1/2034 .....  Aaa/AAA         1,429,863
CALIFORNIA-- 7.9%          5,000,000   San Francisco City and County Airports Commission
                                        International Airport Rev., 5.80% due 5/1/2021* ......  Aaa/AAA         5,236,950
                           2,750,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                       Senior Lien Toll Road Rev. (Orange County),
                                        6 3/4% due 1/1/2032 ..................................  Aaa/AAA         3,094,685
GEORGIA-- 3.0%             3,000,000   Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021*..  Aaa/AAA         3,174,810
HAWAII-- 1.8%              1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020*....  Aaa/AAA         1,895,985
ILLINOIS-- 4.6%            5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5 1/8% due 7/1/2038 ........   Aa1/AA          4,855,150
KANSAS-- 3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 ..........   Aaa/AAA         3,257,610
LOUISIANA-- 3.2%             935,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals Inc. Project),
                                        8% due 5/15/2012 ....................................   NR/AAA          1,139,129
                           2,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Our Lady of Lourdes Regional Medical Center
                                        Project), 6.45% due 2/1/2022 ........................   Aaa/AAA         2,219,440
MASSACHUSETTS-- 7.3%       4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6 5/8% due 7/1/2025 .................................   Aaa/AAA         4,366,120
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 67/8% due 11/15/2021 .....   Aaa/AAA         3,269,700
MONTANA-- 5.4%             2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7 1/4% due 8/1/2021* ............   Aaa/AAA         2,424,462
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .................................   Aaa/AAA         1,765,897
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .................................   Aaa/AAA           921,422
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 .................................   Aaa/AAA           583,182
NEW YORK-- 16.6%           3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ...........   Aaa/AAA         3,403,980

--------------------
See footnotes on page 6.
                                                             5



PORTFOLIO OF INVESTMENTS (unaudited) (continued)                                                              JULY 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                             FACE                                                              RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                          MOODY'S/S&P    MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------

NEW YORK (continued)      $2,000,000   Metropolitan Transportation Authority Rev.
                                        (Transit Facilities), 6.10% due 7/1/2026 ............   Aaa/AAA       $ 2,269,320
                           2,640,000   New York City GOs, 6 1/4% due 4/15/2027 ..............   A3/A-           2,866,142
                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 ........................   Aaa/AAA         3,284,070
                           5,125,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 .....................................   Aaa/AAA         5,705,201
PENNSYLVANIA-- 9.7 %       2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* .........   Aaa/AAA         2,707,300
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6 5/8% due 1/1/2022* ........   Aaa/AAA         2,162,840
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ......   Aaa/AAA         5,367,650
SOUTH CAROLINA-- 8.7%      4,000,000   South Carolina Public Service Authority Rev.
                                        (Santee Cooper), 6.10% due 7/1/2027 .................   Aaa/AAA         4,314,000
                           4,500,000   South Carolina State Ports Authority Rev.,
                                        6 3/4% due 7/1/2021* ................................   Aaa/AAA         4,844,970
TEXAS-- 7.0%               5,000,000   Houston Water & Sewer Systems Rev.,
                                        6 1/8% due 12/1/2015 ................................   Aaa/AAA         5,568,400
                           1,660,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* ................................   Aa2/AA          1,784,069
VIRGINIA-- 5.9%            2,500,000   Pocahontas Parkway Association Toll Road
                                        Bonds (Route 895 Connector),
                                        5 1/2% due 8/15/2028 ................................   Baa3/BBB-       2,474,550
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ...................   Aa1/AA+         3,743,495
WASHINGTON -- 7.1%           860,000   Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* .............   A/A+              929,497
                           5,000,000   King County Sewer GOs, 6 1/8% due 1/1/2033 ...........   Aaa/AAA         5,457,750
                           1,000,000   Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032 ..................................   Aaa/AAA         1,077,460
WISCONSIN-- 4.1%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 .........   Aaa/AAA         4,264,600
                                                                                                             ------------
TOTAL MUNICIPAL BONDs (Cost $95,073,927)-- 97.5%                                                              102,621,775
SHORT-TERM HOLDINGS (Cost $1,700,000)-- 1.6%                                                                    1,700,000
OTHER ASSETS LESS LIABILITIES-- 0.9%                                                                              977,122
                                                                                                             ------------
NET INVESTMENT ASSETS-- 100.0%                                                                               $105,298,897
                                                                                                             ============

---------------------------------------------------------------------------------------------------------------------------
*  Interest  income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing  service or, in their  absence,  at fair value  determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.


PROXY RESULTS


Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 21, 1998, in St. Louis, MO. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
                                   FOR              WITHHELD
                              -------------      --------------
   Alice S. Ilchman             4,362,912             22,448
   Frank A. McPherson           4,362,912             22,448
   Richard R. Schmaltz          4,362,912             22,448
   Brian T. Zino                4,362,912             22,448

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 1998:

                           FOR               AGAINST              ABSTAIN
                      -------------      --------------      -----------------
                        4,353,314              3,920               28,126


                                                                             7